UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 31, 2008


                           The Phoenix Companies, Inc.
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             (Exact name of registrant as specified in its charter)


     Delaware                                    001-16517                                 06-1599088
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(State or other jurisdiction             (Commission File Number)                            (IRS Employer
   of incorporation)                                                                   Identification No.)


         One American Row, Hartford, CT                                                      06102 -5056
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       (Address of Principal Executive Offices)                                               (Zip Code)


Registrant's telephone number, including area code:                                       (860) 403-5000
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 31, 2008, The Phoenix Companies, Inc. made available on its website its Financial Supplement for the quarter ended June 30, 2008. This is furnished as
Exhibit 99.1 hereto, and is incorporated herein by reference.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable
(b)      Not applicable
(c)      Not applicable
(d)      Exhibits

         The following exhibit is furnished herewith:

         99.1 The Phoenix Companies, Inc. Financial Supplement for the quarter ended June 30, 2008.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE PHOENIX COMPANIES, INC.


Date:  August 6, 2008                    By:  /s/ David R. Pellerin
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                                              Name: David R. Pellerin
                                              Title: Senior Vice President and
                                                     Chief Accounting Officer